Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Dawn H. Bertsche, Senior Vice President and Chief Financial and Accounting Officer of Multi-Color Corporation (the “Company”), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(3)	the Annual Report on Form 10-K of the Company for the year ended March 31, 2010 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(4)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 14, 2010

By:	/s/ Dawn H. Bertsche
Dawn H. Bertsche
Senior Vice President Finance and
Chief Financial and Accounting Officer